UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2019 (February 21, 2019)
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02	Results of Operations and Financial Condition.

On February 26, 2019, OUTFRONT Media Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2018.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to this Item 2.02. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2019, the Company’s board of directors adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”), to (i) change the voting standard for the election of the Company’s directors from a plurality voting standard to (a) a majority voting standard in uncontested elections and (b) a plurality voting standard in contested elections, in each case, subject to the director resignation policy previously adopted by the Company’s board of directors; and (ii) implement proxy access to permit qualifying stockholders, or a qualifying group of no more than 20 stockholders, that have continuously owned at least three percent of the Company’s outstanding shares of common stock throughout at least a three-year period to nominate, and to require the Company to include in its proxy materials, director nominees constituting up to the greater of two director nominees or 20% of the number of directors up for election, beginning with the 2020 annual meeting of stockholders, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws. In addition, the Bylaws include various clarifying, conforming and ministerial changes. The Bylaws became effective upon adoption by the Company’s board of directors on February 21, 2019. This summary is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 8.01	Other Events.

On February 26, 2019, the Company announced that its board of directors has approved a quarterly cash dividend of $0.36 per share on the Company’s common stock, par value $0.01 per share. The dividend is payable on March 29, 2019, to stockholders of record at the close of business on March 8, 2019.

A copy of the press release announcing the quarterly cash dividend is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished, as applicable, herewith:

Exhibit Number	Description

3.1	Amended and Restated Bylaws of OUTFRONT Media Inc.

99.1	Press Release dated February 26, 2019.

99.2	Press Release dated February 26, 2019.

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of OUTFRONT Media Inc.

99.1	Press Release dated February 26, 2019.

99.2	Press Release dated February 26, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: February 26, 2019